Exhibit 10.2

SALEM FIVE CENTS SAVINGS BANK	MODIFICATION AGREEMENT

This Modification Agreement (the “Modification Agreement”) is made as of the 9 day of September, 2010 by and among:

Salem Five Cents Savings Bank, a Massachusetts savings bank with a principal office a 210 Essex Street, Salem, Massachusetts 01970 (the “Bank”); and

BTU International, Inc., a Delaware corporation with a principal place of business at 23 Esquire Road, North Billerica, Massachusetts 01862 (the “Borrower”).

in consideration of the mutual covenants herein contained and the benefits to be derived herefrom.

BACKGROUND:

A. WHEREAS, on or about December 23, 2003, the Bank established a certain term loan facility (the “Loan”) in favor of Borrower, which Loan was evidenced by a certain Commercial Real Estate Promissory Note dated December 23, 2003, in the original principal amount of FIVE MILLION SIX HUNDRED THOUSAND DOLLARS ($5,600,000.00) (hereinafter, the “Original Note”), and secured by, among other things, a certain Mortgage, Security Agreement and Assignment dated December 23, 2003 and recorded with the Middlesex North District Registry of Deeds at Book 16689, Page 1, and filed with the Middlesex North Registry District of the Land Court as Document No. 221324 (hereinafter, as may be amended (including the Mortgage Amendment defined below), the “Mortgage”), pursuant to which Borrower, among other things, granted a first priority security interest in and to the premises known as 23 Esquire Road, North Billerica, Massachusetts (hereinafter, the “Premises”), to secure the prompt, punctual and faithful payment and performance of all and each of its present and future Liabilities (as such term is defined in the Mortgage) to the Bank.

B. WHEREAS, on or about March 30, 2006, Borrower and the Bank amended the Loan to, among other things, increase the loan amount, and in connection therewith (i) amended and restated the Original Note in its entirety by executing and delivering that certain Amended and Restated Commercial Real Estate Promissory Note dated March 30, 2006 in the principal amount of TEN MILLION DOLLARS ($10,000,000.00) (the “Note”), and (ii) amended the Mortgage by executing and delivering that certain Amendment to Mortgage, Security Agreement and Assignment dated March 30, 2006 (the “Mortgage Amendment”) in order to secure the Note.

The Note, the Mortgage, and all other instruments and documents establishing, evidencing or securing the Loan are hereinafter referred to as to the “Loan Documents.”

C. WHEREAS, Borrower agrees that the Mortgage fully secures the Note and all of Borrower’s obligations under the Loan and the Loan Documents.

D. WHEREAS, Borrower has requested that the Bank lower the interest rate applicable to the Loan, and the Bank is willing to accommodate Borrower’s request, but only based upon and subject to the terms and conditions of this Modification Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereby agree that the Loan Documents, including, but not limited to, the Note and the Mortgage, and the other Loan Documents are hereby amended as follows:

I.	DEFINITIONS

Any capitalized, undefined term used herein shall have the same meaning given such term in the Loan Documents.

II.	ACKNOWLEDGMENT OF LOAN BALANCE

The Borrower hereby acknowledges and agrees that the principal amount outstanding under the Loan as of August 28, 2010 is $8,797,602.17.

Borrower further acknowledges and agrees that, in addition to the foregoing, Borrower is liable to the Bank under the Loan Documents for all interest accruing pursuant to the Note and for all costs, expenses, and costs of collection (including reasonable attorneys’ fees and disbursements) previously, now, or hereafter incurred by the Bank under or in connection with the Loan Documents.

III.	THE NOTE

The Note is hereby modified and amended as follows:

(i) The interest rate applicable to the Loan from the date hereof through and including the Maturity Date (as defined in the Note) shall be decreased from six and 84/100 percent (6.84%) to five and 50/100 percent (5.50%). So as to effectuate the decrease in the interest rate applicable to the Note:

(a)	Subparagraph (iii) on page 1 of the Note is hereby deleted in its entirety, and the following is inserted in its place and stead:

“(iii) from the Rate Conversion Date until September 23, 2010, interest on the entire unpaid principal balance of this Note shall be six and 84/100 percent (6.84%) per annum; and

(iv) from and after September 23, 2010, interest on the entire unpaid principal balance of this Note shall be five and 50/100 percent (5.50%) per annum.”

(b)	Subparagraphs (b) and (c) on page 2 of the are hereby deleted in their entirety, and the following is inserted in their place and stead:

“(b) Commencing January 23, 2007, and on the same date of each calendar month thereafter until (and including) September 23, 2010, the Borrower shall make consecutive monthly payments of principal and interest, each monthly payment in the amount of Seventy Seven Thousand One Hundred Three and 38/100 dollars ($77,103.38); and

(c) Commencing October 23, 2010, and on the same date of each calendar month thereafter, the Borrower shall make consecutive monthly payments of principal and interest, each monthly payment in the amount of Sixty Eight Thousand Nine Hundred Ninety-Nine and 94/100 dollars ($68,999.94); and

(d) In all events and under all circumstances, unless sooner paid, the entire outstanding principal balance hereof, and all accrued but unpaid interest hereon shall be due and payable on December 23, 2015 (the “Maturity Date”).

Each and every reference in the Loan Documents to the Note shall mean and refer to the Note as amended and modified by this Modification Agreement. Borrower acknowledges, confirms, ratifies and agrees that the Note, as amended hereby, is the promissory note secured by the Mortgage.

(ii)	Except as specifically modified herein, all terms and conditions of the Note are hereby ratified and confirmed.

IV.	AMENDMENT OF MORTGAGE

The Mortgage is hereby amended, to the extent necessary, to amend, ratify and confirm that the obligations of the Borrower under (i) this Modification Agreement, and (ii) the Note, in its original form and as modified and amended hereby, and, in each case, as the same may be further amended and modified and any further extensions, renewals, substitutions, modifications or replacements thereof are included with the definition of Liabilities (as defined in the Mortgage) secured by the Mortgage. Borrower ratifies, confirms and agrees that the Note, as modified and amended hereby, constitutes a “modification” of the Note, as such term is used in the Mortgage. Without limiting the foregoing, Borrower acknowledges and agrees that (i) each and every reference in the Mortgage to the “Note” shall be deemed to mean the Note, as modified and amended hereby, and any and all extensions, renewals, substitutions, modifications or replacements thereof; and (ii) this Modification Agreement and the Note, as modified and amended hereby, and, in each case, any and all extensions, renewals, substitutions, modifications or replacements thereof, shall be deemed included in the definition of (a) “Liabilities” secured by the Mortgage, as said term is defined in the Mortgage, and (b) “Loan Documents”. Each and every reference in the Loan Documents to the Mortgage shall be deemed to refer to and include the Mortgage as amended by this Modification Agreement.

V.	RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL SECURITY

Borrower ratifies, confirms and agrees that the execution and delivery of all of the Loan Documents, including, without limitation, the Note and this Modification Agreement, was and is made in accordance with the terms and provisions of the Borrower’s Articles of Incorporation and Bylaws and with the authorization of, to the extent required, the shareholders of the Borrower, and that it does not violate or contravene any provision of said Articles of Incorporation and Bylaws or any other indenture or contract to which the Borrower is a party; that the Loan Documents, including specifically, but not limited to, the Note, as modified hereby, the Mortgage, as modified hereby, and this Modification Agreement, are valid, binding and enforceable against the Borrower and that no consent of any other party is required in connection with the execution, delivery, performance or enforceability of each of the Loan Documents, including this Modification Agreement. Borrower ratifies, confirms and agrees that the decrease in the interest rate applicable to the Note, as set forth herein, constitutes a “modification” of the Note, as said term is used in the Mortgage. Borrower further ratifies and confirms that the Mortgage, together with any and all other Loan Documents, granted a continuing security interest in and to the Property, and that the Mortgage, together with any and all other Loan Documents, secure Borrower’s prompt, punctual and faithful payment and performance of (i) the Note, as modified hereby, and any further extensions, renewals, substitutions, modifications or replacements thereof; (ii) this Modification Agreement, and any extensions, renewals, substitutions, modifications or replacements thereof; (iii) any and all liabilities, debts, and obligations of the Borrower to the Bank (including without limitation, this Modification Agreement and the Note, as modified hereby); (iv) any and all liabilities, debts and obligations, whether now existing or hereafter arising, or at any time owing by Borrower to the Bank, including without limitation, costs, costs of collection, attorneys’ reasonable fees and all court and litigation costs and expenses; and (v) all sums, bearing interest at the highest rate provided in the Note, as modified hereby, advanced to or on behalf of Borrower by the Bank for any purposes, whether dependent or independent of this transaction, all of which shall be equally secured with and have the same priority as the original advances under the Note, as amended and modified hereby, and the other Loan Documents. Without limiting the foregoing, Borrower acknowledges and agrees that (i) each and every reference in the Mortgage to the Note shall be deemed to include the Note, as amended and modified hereby, and any and all extensions, renewals, substitutions, modifications or replacements thereof; and (ii) the Note as amended and modified hereby, shall be deemed included in the definition of (a) “Liabilities” secured by the Mortgage, and (b) “Loan Documents”, as each of said terms is defined in the Mortgage.

VI.	CONDITIONS TO BANK’S OBLIGATIONS

The willingness of the Bank to consent to and enter into this Modification Agreement is subject to the following conditions:

(a)	Concurrently with the execution and delivery of this Modification Agreement, the Bank shall have received such documents, certificates, resolutions, instruments, insurance certificates, title insurance endorsements and agreements from Borrower as the Bank may reasonably request.

(b)	Borrower hereby agrees to pay to the Bank the fees and expenses incurred by the Bank, including, but not limited to, legal fees and expenses and disbursements, incurred in connection with the preparation and implementation of this Agreement.

VII.	REPRESENTATIONS AND WARRANTIES

Borrower hereby represent and warrant that:

(a)	The representations and warranties, acknowledgements and waivers contained in the Loan Documents, as hereby amended, are true and correct in all material respects on the date hereof with the same effect as though such representations and warranties, acknowledgements and waivers had been made on the date hereof;

(b)	Borrower has complied and is now in compliance with all of the terms and provisions set forth in the Loan Documents, on its part to be observed and performed;

(c)	No Event of Default as specified in any of the Loan Documents has occurred and is continuing; and

(d)	The execution, delivery, and performance of this Modification Agreement, (i) has been duly authorized by all requisite corporate action by the Borrower, (ii) will not violate either (x) any provision of law applicable to Borrower, any governmental regulation, Borrower’s Articles of Incorporation and Bylaws or (y) any order of any court or other agency of government binding on Borrower or any indenture, agreement, or other instrument to which the Borrower is a party, or by which Borrower or any of Borrower’s property is bound, and (iii) will not be in conflict with, result in a breach of, or constitute a default under, any such indenture, agreement, or other instrument.

VIII.	WAIVER OF JURY TRIAL

BORROWER MAKES THE FOLLOWING WAIVER KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY, AND UNDERSTANDS THAT THE BANK, IN ENTERING INTO THE WITHIN MODIFICATION AGREEMENT, IS RELYING THEREON. BORROWER, TO THE EXTENT OTHERWISE ENTITLED THERETO, HEREBY IRREVOCABLY WAIVES ANY PRESENT OR FUTURE RIGHT TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH THE BANK IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IN INITIATED BY OR AGAINST THE BANK OR IN WHICH THE BANK IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT OF, ANY RELATIONSHIP BETWEEN BORROWER AND THE BANK.

IX.	MISCELLANEOUS

A. Borrower hereby agrees that, contemporaneously with the execution of this Modification Agreement and at any time thereafter, upon the request of the Bank, Borrower shall execute and deliver all documents, instruments and agreements as reasonably required by the Bank as a precondition for extending the accommodations set forth in this Modification Agreement.

B. In addition to the Events of Default provided in the Loan Documents, the failure by the Borrower to comply with all terms and conditions contained herein and/or the determination by the Bank that any representation or warranty made by Borrower to the Bank in any of the Loan Documents was not true when given shall constitute a default hereunder and an Event of Default under the Loan Documents, pursuant to which the Bank may exercise all of its rights and remedies upon default.

C. Borrower warrants and represents that it has complied with and is now in compliance with all of the terms and provisions set forth in the Loan Documents and that no event of default as specified in any of the Loan Documents has occurred and is continuing.

D. The Bank does not hereby waive any defaults now existing or hereinafter arising under the Loan Documents or any of its rights and remedies upon the occurrence of a default under the Loan Documents.

E. Borrower represents and warrants that it has no defense, set-off or counterclaim to the payment of the liabilities and obligations to the Bank arising under the Loan with respect to any actions, inactions or statements of fact arising or existing prior and up to the date of this Modification Agreement and to the extent that Borrower has any such defense, set-off or counterclaim, Borrower affirmatively WAIVES any such claim. Borrower hereby releases and forever discharges the Bank and its representatives from any and all claims, defenses, actions, causes of action, suits, controversies, agreements, provisions and demands in law or in equity which Borrower ever had, has as of the date of this Modification Agreement or may have in the future, against the Bank or its representatives, including, but not limited to, claims relating to and arising out of the Loan, provided however, that the future release and discharge set forth herein shall not apply to any act by the Bank found by a court of competent jurisdiction in a final judgment from which no appeal has been taken to constitute willful misfeasance or gross negligence.

F. This Modification Agreement and all other documents, instruments and agreements executed in connection herewith represent the entire agreement of the parties hereto and incorporate the final results of all discussions and negotiations between Borrower and the Bank, either express or implied, concerning the matters included herein and in such other documents, instruments, and agreements, any custom, usage, or course of dealings to the contrary notwithstanding. No such discussions, negotiations, custom, usage, or course of dealings shall limit, modify, or otherwise affect the provisions hereof. Any modification, amendment, or waiver of any provision of this Modification Agreement or of any provision of any other Loan Document or any other agreement between Borrower and the Bank must be executed in writing by the Bank and the party against which/whom enforcement is sought.

G. Borrower hereby ratifies and confirms in all respects and without condition all of the terms and provisions of the Loan Documents, as modified herein, and each agrees that said terms and provisions, except to the extent expressly modified herein, continues in full force and effect.

H. Borrower has, as of this day: (i) had ample opportunity to review with counsel the terms and provisions of this Modification Agreement and every other agreement, instrument and/or document executed or delivered in connection therewith; and (ii) understood and assented to the obligations imposed by this Modification Agreement and every other agreement, instrument and/or document executed or delivered in connection therewith; and (iii) knowingly and willingly entered into this and every other agreement, instrument and/or document executed or delivered in connection therewith.

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COMMONWEALTH OF MASSACHUSETTS

, ss.	September 8, 2010

On this 8 day of September, 2010, before me, the undersigned notary public, personally appeared T. Kealy, proved to me through satisfactory evidence of identification, which was a driver’s license, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he signed it voluntarily for its stated purpose, as VP of BTU International, Inc., a Delaware corporation.

(official signature and seal of notary)
My Commission expires

COMMONWEALTH OF MASSACHUSETTS

, ss.	September 9, 2010

On this 9th day of September, 2010, before me, the undersigned notary public, personally appeared Joseph G. Greenough, proved to me through satisfactory evidence of identification, which was a driver’s license, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he signed it voluntarily for its stated purpose, as Senior Vice President for Salem Five Cents Savings Bank, a Massachusetts savings bank.

(official signature and seal of notary)
My Commission expires Aug 2, 2013

IN WITNESS WHEREOF, the undersigned has affixed its signature or caused its seal to be affixed hereto as a sealed instrument as of the date first above written.

BORROWER:

BTU International, Inc.

By:
Name:	T KEALY
Title:	V. P.

BANK:

Salem Five Cents Savings Bank

By:
Name:	Joseph G. Greenough
Title:	Senior Vice President

Signature Page of Modification Agreement